Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

AMENDMENT NO. 5 TO SERVICING AGREEMENT

This Amendment No. 5 to Servicing Agreement (“Amendment No. 5”) is made and entered into as of the latest date signed below (“Amendment Effective Date”) by and between Blackhawk Network, Inc., an Arizona corporation (“Servicer”), and MetaBank, dba Meta Payment Systems, a federal savings bank (“Bank”) and relates to that certain Servicing Agreement dated March 30, 2012, by and between Servicer and Bank, as amended by Amendment No. 1 to Servicing Agreement, dated November 5, 2012 (“Amendment No. 1”), Amendment No. 2 to Servicing Agreement, dated October 31, 2013 (“Amendment No. 2”), the First Addendum to Servicing Agreement, dated May 30, 2014 (“Addendum No. 1”), Amendment No. 3 to Servicing Agreement, dated June 13, 2014 (“Amendment No. 3”), the Second Addendum to Servicing Agreement, dated October 1, 2015 (“Addendum No. 2”) and the Amendment No. 4 to Servicing Agreement, dated May 6, 2016 (“Amendment No. 4”)(together, the “Agreement”). Each of Servicer and Bank may be referred to herein as a “Party” or collectively as the “Parties”. Capitalized terms used herein but not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement (as hereinafter defined and as amended herein).

RECITALS

Whereas, on or about January 6, 2016, Servicer’s parent company, Blackhawk Network Holdings, Inc. purchased the ownership interest of Omni Prepaid, LLC, which included the acquisition of GiftCards.com LLC and OmniCard, LLC (“Omni Prepaid”).

Whereas, the Parties desire to amend the Agreement as more fully set forth below.

AGREEMENT

NOW, THEREFORE, each of the Parties for good and valuable consideration exchanged and intending to be legally bound, hereby mutually agree as follows:

I.	Definitions. Section 1.1 of the Agreement if hereby amended by adding or amending the following definitions:

“[**]” mean the fees set forth in Section II.B.1.b of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.2.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.3.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” means with respect to a [**], the total amount of monthly maintenance fees assessed.
“[**]” has the meaning set forth in Section II.A.2.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” means a [**] for which the Cardholder Agreement states that: (i) the funds associated with the Card will not [**] and (ii) [**] will be assessed.
“[**]” has the meaning set forth in Section II.A.3.a of Schedule A to the Agreement, as amended in this Amendment No. 5.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“[**]” has the meaning set forth in Section II.A.2.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” means Cards that are loaded with funds on a single occasion and may not be reloaded, including [**], as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.B.1. of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.B.1.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.3 of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.2.a of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.3 of Schedule A to the Agreement, as amended in this Amendment No. 5.
“[**]” has the meaning set forth in Section II.A.3.a of Schedule A to the Agreement, as amended in this Amendment No. 5.

II.	Reporting and Compensation. Only with regard to certain [**] retail consumer gift card program(s) (“[**]”), the following is hereby added as Section II.A and II.B of Schedule A of the Agreement:

A.    Statements.

1.
[**]. Bank shall provide a monthly electronic statement, no later than [**] of each month (if a business day, or if not, the next business day), setting forth the following information for the immediately preceding calendar month: [**].

2.	[**].

a.	Servicer shall provide a report (the “[**]”) to Bank within [**] days of the last day (if a business day, or if not, the next business day) of each calendar month (the “[**]”) setting forth [**].

b.	For illustration purposes only, if a [**].

3.	[**]. Servicer shall provide a report (the “[**]”) to Bank within [**]:

a.	[**] a report for each [**].
B.    Compensation.

1.
[**]. As compensation for services provided pursuant to this Agreement with respect to [**], Bank shall pay to Servicer a sum (such sum, the “[**]”) equal to the total [**]. Bank shall pay the [**] to Servicer as follows:

a.	[**]: Bank shall pay to Servicer a [**] equal to the [**] in accordance with the provisions of Section II(b) of Schedule A to the Agreement, as amended by Amendment No. 3 and Amendment No. 4; and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

b.	[**]:

(1)	[**]:

[a]	[**].

[b]	[**].
III.    [**] The Parties shall mutually agree to [**]. For the avoidance of doubt, Bank shall still be responsible for [**].

IV.    [**] Servicer and Bank agree that the [**]. Following the Amendment No. 5 Effective Date, the Parties shall negotiate in good faith to develop [**] in a commercially reasonable time period, which the Parties agree should be [**] or such other date as is agreed upon by the Parties and the [**].

V.    [**] Bank shall provide such commercially reasonable [**] as is necessary to ensure the [**] in a timely manner and that all [**].

VI.    Except as specifically modified by this Amendment No. 5, the Agreement shall remain in full force and effect. This Amendment No. 5 may not be amended or modified except pursuant to a written agreement signed by each of the Parties hereto. This Amendment shall bind, and inure to the benefit of, Servicer and Bank and their successors and permitted assigns. This Amendment No. 5 may be executed in counterparts, which execution may be by facsimile or other electronic means, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the Amendment Effective Date.

Blackhawk Network, Inc.		MetaBank, dba Meta Payment Systems

By:	/s/ Jerry Ulrich	By:	/s/ Ian Stromberg
Name:	Jerry Ulrich	Name:	Ian Stromberg
Title:	CFO	Title:	SVP
Date:	6/16/2016	Date:	6/16/2016

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

[**] List

[**]

[**]

[**]

[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.